UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 19, 2025
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N.Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2025, Evolent Health, Inc. (the “Company”) and EVH LLC entered into Amendment No. 5 to the Credit Agreement, dated as of August 1, 2022, by and among the Lenders party thereto, EVH LLC, as the Administrative Borrower, the other borrowers party thereto, the Company, as the Parent, each other Guarantor party thereto, Ares Capital Corporation, as Administrative Agent, and ACF Finco I LP, as Collateral Agent and Revolving Agent (as amended through the date hereof, the “Credit Agreement”), primarily to (i) include amounts committed under the Incremental Facility (as defined below) for purposes of testing “Liquidity” under the definition of “Maturity Date,” (ii) provide that failure to consummate the Exchange (as defined below) in certain circumstances will constitute an event of default, (iii) exclude certain transactions from the mandatory prepayment requirement, and (iv) provide additional flexibility to make certain restricted payments in respect of the Company’s 1.50% Convertible Senior Notes due October 15, 2025 (the “2025 Convertible Notes”) prior to maturity thereof.

Item 7.01 Regulation FD Disclosure.

On June 19, 2025, the Company noted that based on leading indicators and paid claims data through May, it continues to experience oncology cost trend below the Company’s expectations coming into 2025. As a result, the Company is reaffirming its Adjusted EBITDA guidance for full year 2025 of $135.0 million to $165.0 million, and for the second quarter of 2025 of $33.0 million to $40.0 million.

The Company does not believe it can meaningfully reconcile guidance for non-GAAP Adjusted EBITDA to net income (loss) attributable to common shareholders of Evolent Health, Inc. because the Company cannot provide guidance for the more significant reconciling items between net income (loss) attributable to common shareholders of Evolent Health, Inc. and Adjusted EBITDA without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, and as a result from changes to our business due to transactions and other events. Such items may, from time to time, include loss on repayment/extinguishment of debt; gain (loss) from equity method investees, loss on option exercise, change in fair value of contingent consideration, change in tax receivable agreement liability, other income (expense), gain (loss) on disposal of non-strategic assets, right-of-use asset impairments, losses on lease terminations, repositioning costs, stock-based compensation expense, severance costs, dividends and accretion on Series A Preferred Stock and transaction-related costs. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains (losses) or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

In addition, on June 20, 2025, the Company issued a press release relating to items contained in this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

None of the information furnished in Item 7.01 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01 Other Events.

On June 19, 2025, the Company and EVH LLC entered into a Commitment Letter with Ares Management Credit funds (“Ares”) which provides the Company additional available non-dilutive debt capital (the “Incremental Facility”) to retire its 2025 Convertible Notes on or before October 15, 2025 (the maturity date of the 2025 Convertible Notes) and for working capital, subject to certain conditions. The Company may draw on the Incremental Facility at its sole option, in an amount such that its balance of cash and cash equivalents after paying off the 2025 Convertible Notes is no more than $125.0 million, satisfying the company's working capital needs, business operations and to support recent acceleration in its organic new revenue bookings forecast for 2026 go-lives. In lieu of the Incremental Facility, the Company may consider other financing sources in an effort to optimize its capital structure, which to the extent obtained, would similarly provide sufficient financing for working capital needs, business operations and to support recent acceleration in organic growth in response to high market demand for the Company's services. The Incremental Facility includes both First Lien and Second Lien term loan tranches. If the Incremental Facility is entered, the interest rate for both existing term loans outstanding under the Credit Agreement and new loans under the Incremental Facility will be the relevant Adjusted Term SOFR Rate plus 6.00% until a compliance certificate is delivered for the fourth full quarter after draw, with step down tiers thereafter based on senior secured leverage. The Incremental Facility also provides for an exit fee payable upon the retirement of amounts up to amounts drawn on the Incremental Facility. The Commitment Letter also provides that in the event the Incremental Facility is drawn, or upon request of Ares in certain circumstances, the Company will exchange its existing Series A Preferred Shares for an additional second lien term facility on substantively similar economic terms to the existing Series A Preferred Shares, with no common stock conversion feature (the “Exchange”). After the payment of fees and expenses incurred in connection with the Commitment Letter and entering into of the Incremental Facility, some of which may be paid prior to any borrowing under the Incremental Facility, the Company will have sufficient liquidity for working capital and other general corporate purposes.

Forward-Looking Statements

Certain statements made in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to the Company’s full year and second quarter 2025 guidance, availability of the Incremental Facility, and sufficiency of capital for the company's working capital needs, business operations and to support recent acceleration, as well as any other statements which are not historical facts. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These risks and uncertainties are discussed under the headings “Forward-Looking Statements - Cautionary Language,” and “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including its Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, the Company does not have any intention or obligation to publicly update or revise any forward-looking statements after filing this Current Report on Form 8-K, whether to reflect any future events or circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: June 20, 2025	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary
(Duly Authorized Officer)